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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 1, 2000
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                          EDUTREK INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



Georgia                              0-23021                    58-2255472
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                         Identification No.)

500 Embassy Row, 6600 Peachtree Dunwoody Road, Atlanta, Georgia       30328
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code         (404) 965-8000
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 1, 2000, the Registrant issued a press release announcing that it had entered into a letter of intent with an undisclosed company which provides for (i) the disposition of certain assets of American InterContinental University's Global Studies business for $27.0 million (subject to negotiation of definitive agreements and receipt of regulatory approvals), and (ii) a $5.0 million loan to the Company (which has been closed). A copy of the press release is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements:  None
         (b)      Pro Forma Financial Statements:  None
         (c)      Exhibits.  The following exhibits are filed with this Report:

                  99.1 - Press Release of the Registrant (June 1, 2000)



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EDUTREK INTERNATIONAL, INC.



                                          By: /s/ Steve Bostic
                                             -----------------------------------
                                             Name:  Steve Bostic
                                             Title: Chairman and Chief Executive
                                                    Officer

Dated: June 7, 2000